Exhibit 21.1

Subsidiaries of Live Nation, Inc.

Domestic	State or Jurisdiction of Incorporation or Organization
Atlanta Concerts, Inc.	Delaware

Bamboozle Festival, LLC	Delaware

Bill Graham Enterprises, Inc.	California

Live Nation UTours (USA), Inc.	Delaware

Cellar Door Venues, Inc.	Florida

Chastain Ventures JV	Georgia

Cobb’s Comedy, Inc.	California

Concert/Southern Chastain Promotions	Georgia

Connecticut Amphitheater Development Corporation	Connecticut

Connecticut Performing Arts Partners	Connecticut

Connecticut Performing Arts, Inc.	Connecticut

Contemporary Group, Inc.	Missouri

Contemporary Sports Incorporated	Missouri

Desert Rats, LLC	Delaware

Electric Factory Concerts, Inc.	Pennsylvania

Evening Star Productions, Inc.	Arizona

Event Merchandising, Inc.	California

Fillmore Theatrical Services	California

Gramercy License, LLC	Delaware

High Cotton, Inc.	Georgia

Hilltop/Nederlander LLC	Delaware

HOB Boardwalk, Inc.	Delaware

HOB Chicago, Inc.	Delaware

HOB Entertainment, Inc.	Delaware

HOB Marina City Partners, L.P.	Delaware

HOB Marina City, Inc.	Delaware

House of Blues Anaheim Restaurant Corp.	Delaware

House of Blues Cleveland Restaurant Corp.	Delaware

House of Blues Cleveland, LLC	Delaware

House of Blues Concerts, Inc.	California

House of Blues Connecticut, LLC	Delaware

House of Blues Dallas Restaurant Corp.	Delaware

Domestic	State or Jurisdiction of Incorporation or Organization

House of Blues Houston Restaurant Corp.	Delaware

House of Blues Houston, Inc.	Texas

House of Blues Las Vegas Restaurant Corp.	Delaware

House of Blues Los Angeles Restaurant Corp.	Delaware

House of Blues Myrtle Beach Restaurant Corp.	Delaware

House of Blues New Orleans Restaurant Corp.	Delaware

House of Blues Orlando Restaurant Corp.	Delaware

House of Blues Phoenix Restaurant Corp.	Delaware

House of Blues Restaurant Holding Corp.	Delaware

House of Blues San Diego Restaurant Corp.	Delaware

House of Blues San Diego, LLC	Delaware

Lansdowne Boston Restaurant Corp., Inc.	Delaware

Live Nation Bogart, LLC	Delaware

Live Nation Chicago, Inc.	Delaware

Live Nation Concerts, Inc.	Delaware

Live Nation – Haymon Ventures, LLC	Delaware

Live Nation Holdco #1, Inc.	Delaware

Live Nation Holdco #2, Inc.	Delaware

Live Nation Marketing, Inc.	Delaware

Live Nation NYC Concerts, Inc.	Delaware

Live Nation Paradise, LLC	Delaware

Live Nation Ticketing, LLC	Delaware

Live Nation Touring (USA), Inc.	Delaware

Live Nation Worldwide, Inc.	Delaware

LN Acquisition Holdco LLC	Delaware

LN Hollywood, Inc.	Delaware

LNSC, LLC	Delaware

LRW Theatre Corp.	California

Michigan Licenses, LLC	Delaware

Musictoday, LLC	Virginia

NOC, Inc.	Connecticut

ROC Nation LLC	Delaware

SFX Financial Advisory Management Enterprises, Inc.	Delaware

Shoreline Amphitheatre, Ltd.	California

Signatures Network, Inc.	California

Domestic	State or Jurisdiction of Incorporation or Organization

Signatures SNI, Inc.	Delaware

Southern Promotions, Inc.	Georgia

TNA Tour II (USA) Inc.	Delaware

Live Nation MTours (USA), Inc.	Delaware

Wiltern Renaissance LLC	Delaware

International	Jurisdiction of Incorporation or Organization

CPI International Touring, Inc.	Barbados

Live Nation Belgium Holdings BVBA	Belgium

Live Nation BVBA	Belgium

Live Nation Festivals NV	Belgium

Belgian Concerts Sprl	Belgium

International Music Ltd.	Bermuda

HOB Concerts Canada, Ltd.	Canada

HOBCC Acquisition Co., Inc.	Canada

House of Blues Concerts Canada	Canada

Live Nation Canada, Inc.	Canada

Live Nation Touring (Canada), Inc.	Canada

TNA International Ltd.	Canada

Marek Lieberberg Konzertagentur Holding Gmbh	Germany

Live Nation Denmark Management Holding Aps (fka Dkb Management Holding Aps)	Denmark

Live Nation Denmark Management Aps (fka Dkb Management Aps)	Denmark

Live Nation Denmark Aps (fka Dkb Motor Aps)	Denmark

Live Nation Finland OY (fka Ema Telstar Oy)	Finland

Events Club Oy	Finland

Welldone Lr Oy	Finland

Lcb France	France

Live Nation Central and Eastern Europe Kft	Hungary

Amphitheatre Ireland Limited (fka Point Exhibition Co. Ltd.)	Ireland

Point Promotions Limited.	Ireland

Point Presentations Limited.	Ireland

Live Nation Ireland Holdings Limited	Ireland

Live Nation Italia srl (fka Milano Concerti srl)	Italy

Friends & Partners Italia	Italy

Amsterdam Music Dome Exploitatie BV	Netherlands

Live Nation CP II BV	Netherlands

International	Jurisdiction of Incorporation or Organization

Live Nation Europe Holdings BV	Netherlands

Live Nation International Holdings BV	Netherlands

Live Nation Netherlands Holdings BV	Netherlands

Live Nation Venues (Netherlands) BV (FKA Black Box Theater Exploitatie BV)	Netherlands

Mojo Works B.V.	Netherlands

Mojo Concerts B.V.	Netherlands

De Nationale Theaterkassa B.V.	Netherlands

The Security Company Utrecht Holland Holding B.V.	Netherlands

The Event Support Company B.V.	Netherlands

Straight International Security B.V.	Netherlands

Pleasure Entertainment BV (fka Festival Management Bv)	Netherlands

Mojo Theater B.V.	Netherlands

Anti-Concerts Investments N.V.	Netherlands Antilles

Anti-Concerts Holding B.V.	Netherlands

Anti-Concerts B.V.	Netherlands

Mail 2 Me Vof	Netherlands

Concert Productions International B.V.	Netherlands

Live Nation Norway AS (fka Gunnar Eide Concerts As)	Norway

Live Nation SP z.o.o.	Poland

Three Mad Monkeys Limited	Scotland

Live Nation Holding Nordic AB (fka Ema Holdings Ab)	Sweden

Live Nation Nordic AB (fka Ema Telstar Gruppen Ab)	Sweden

Live Nation Sweden AB (fka Ema Telstar Ab)	Sweden

Moondog Entertainment Ab	Sweden

Lugerinc Ab	Sweden

Cirkus Arena & Restaurang Pa D. Ab	Sweden

Forvaltningsbolaget Cirkus Pa K.D. Hb	Sweden

Ema Telstar Management Ab	Sweden

Eventum Ab	Sweden

Midland Concerts Promotions Group Limited.	United Kingdom

Live Nation (Music) UK Limited	United Kingdom

Touring Design Limited	United Kingdom

Publicitywise Limited	United Kingdom

Northcane Limited	United Kingdom

Ant Hill Trading (Overseas) Limited.	United Kingdom

Apollo Leisure Group Limited.	United Kingdom

Apollo Dominion Investments Limited.	United Kingdom

Nederlander Dominion Limited.	United Kingdom

Live Nation (Venues) UK Limited	United Kingdom

Barry Clayman Corporation Limited.	United Kingdom

Bescot Enterprises Limited	United Kingdom

Cardiff International Arena Limited	United Kingdom

Live Nation (Theatrical) UK Limited	United Kingdom

Fanbase Co.UK Limited	United Kingdom

International	Jurisdiction of Incorporation or Organization

The King & I Management UK Limited	United Kingdom

Tony Stephens Associates Limited	United Kingdom

Park Associates Limited	United Kingdom

Pointstar Limited	United Kingdom

Sensible Events Limited	United Kingdom

The Security Company (Uk) Holdings Limited	United Kingdom

Showsec Holdings Limited	United Kingdom

Showsec International Limited	United Kingdom

Gricind Limited	United Kingdom

International Talent Booking Limited	United Kingdom

Uk Sx Limited	United Kingdom

Live Nation Enterprise Limited	United Kingdom

Live Nation (Ireland) Limited	United Kingdom

Showsec Special Events Limited	United Kingdom

Broadway Uk Limited	United Kingdom

Live Nation Facilitation Limited	United Kingdom

Network Presentations International Limited	United Kingdom

Live Nation Espana SAU (fka Gamerco)	Spain

Rock in Rio Madrid SA	Spain

Iguapop, S.L.	Spain

Troubleshooter, S.A.	Spain

Mediterranea Concerts, S.L.	Spain

Compania Editora de Talentos Internacionales, S.A.	Spain

Trabajos de Musica, S.A.	Spain

Madrid Deportes Y Espectaculos, S.A.	Spain

Live 1 BV	Netherlands

Live 2 BV	Netherlands

Holland Event Marketing BV	Netherlands

LN-Gaiety Holdings Limited	United Kingdom

Gafrus Limited (fka Festival Republic Music Group Limited)	United Kingdom

Academy Music Holdings Ltd	United Kingdom

Academy Music Group Limited	United Kingdom

Academy Entertainments Group Limited	United Kingdom

Annestown Limited	United Kingdom

Bristolbeat Limited	United Kingdom

Brumbeat Limited	United Kingdom

Electricland Limited	United Kingdom

Festival Republic Events Limited	United Kingdom

Festival Republic Limited	United Kingdom

Finlaw 279 Limited.	United Kingdom

Finlaw 271 Limited	United Kingdom

First Family Entertainment LLP	United Kingdom

Glasgowbeat Limited	United Kingdom

Glowspine Limited	United Kingdom

Grand Theatricals (UK) Limited.	United Kingdom

Islingtonbeat Limited	United Kingdom

Live Beat Limited	United Kingdom

Ludgate 354 Limited	United Kingdom

International	Jurisdiction of Incorporation or Organization

Magstack Limited	United Kingdom

Newcbeat Limited	United Kingdom

OX4 Limited	United Kingdom

Reading Festival Limited.	United Kingdom

Rangepost Limited	United Kingdom

Sidezone Limited	United Kingdom

Sharpfleur Limited	United Kingdom

Ticketstoday Limited	United Kingdom

Astoria Limited	United Kingdom

Astoria Venues Limited.	United Kingdom

Mean Fiddler Festivals Limited	United Kingdom

Festival Republic Live Limited	United Kingdom

Festival Republic Media Limited	United Kingdom

Festival Republic.com Limited	United Kingdom

Adventure Sport Events Limited.	United Kingdom

Homelands Festival Limited.	United Kingdom

Windfield Promotions Limited.	United Kingdom

Subterania Limited	United Kingdom

Mfmp Festival & Events Gmbh	Germany

Mean Fiddler Spain Sl	Spain

Live Nation (HK) Limited	Hong Kong

Live Nation CV	Netherlands

Live Nation Holdings CV	Netherlands

LYV BV	Netherlands

Antwerps Sportpaleis NV	Belgium

De schone Schijn NV	Belgium

Music Marketing Sp z.o.o.	Poland

Live Nation France	France

Live Nation (Singapore) Pte Ltd	Singapore

Shanghai Oriental Pearl Live Nation Entertainment and Sports Company Ltd	China

Beijing Gehua Live Nation Entertainment and Sports Company Ltd	China

Marek Lieberberg Konzertagentur Gmbh and Co Kg	Germany

Live Nation Hungary	Hungary

Consozio get live in liquidazione	Italy

Arena Grande AB	Sweden

Live Nation China West Limited	Hong Kong

Live Nation Culture & Information Consultancy (Shanghai) Limited	China

Live Nation Czech Republic sro	Czech Republic

Live Nation Middle East FZ-LLC	Dubai

Live Nation France Festivals	France

Live Nation Germany GmbH	Germany

Angel Festivals Limited	United Kingdom

Live Nation Limited	United Kingdom

De-lux Merchandise Company Limited	United Kingdom

Heavenly Planet LLP	United Kingdom

Brightbeat Limited	United Kingdom

Sheffbeat Limited	United Kingdom

Leedsbeat Limited	United Kingdom

Academy Music Fund Limited	United Kingdom

National Bowl Milton Keynes Company Limited Liability Partnership	United Kingdom

DFC Holdings Limited	Scotland

Bar None Management Limited	Scotland

Deadwood Tickets Limited	Scotland

Big Day Out Limited	Scotland

D F Concerts Limited	Scotland

King Tut’s Recordings Limited	Scotland

Santa’s Kingdom (Scotland) Limited	Scotland

Unholy Alliance Limited	Scotland

Winter Festival Company Limited	Scotland